SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JULY 21, 2006

TO PROSPECTUS DATED APRIL 30, 2004
FOR STEIN ROE ANNUITY

ISSUED BY KEYPORT VARIABLE ACCOUNT A

This supplement describes changes to the certain investment options offered under your Certificate. The names of the following investment options have changed:

Old Name	New Name

Colonial Strategic Income Fund, Variable Series	Columbia Strategic Income Fund, Variable Series

Liberty Asset Allocation Fund, Variable Series	Columbia Asset Allocation Fund, Variable Series

Liberty Growth & Income Fund, Variable Series	Columbia Large Cap Value Fund, Variable Series

Liberty Money Market Fund, Variable Series	Columbia Money Market Fund, Variable Series

Liberty Federal Securities Fund, Variable Series	Columbia Federal Securities Fund, Variable Series

Liberty Small Company Growth Fund, Variable Series	Columbia Small Company Growth Fund, Variable Series

Please retain this supplement with your prospectus for future reference.